SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                  Act of 1934.

                                November 30, 2001
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                Date of Report (Date of earliest event reported)


                            CCC GLOBALCOM CORPORATION
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           (Name of Small Business Issuer as specified in its charter)

                  Nevada                              36-36939936
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                  (State or other jurisdiction of(I.R.S. employer
                  incorporation or organization identification No.)

                           SEC File Number 33-30365-C

            1250 Wood Branch Park Drive, 6th Floor, Houston, TX 77079
                    (Address of principal executive offices)


         Registrant's telephone no., including area code: (281) 529-4600
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          (Former name or former address, if changed since last report)





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Item 2.   Acquisitions or Disposition of Assets

     CCC Globalcom Corporation ("CCC Globalcom") (OTCBB: CCGC), is a telecommunications holding company headquartered in Houston, Texas. CCC Globalcom is a facilities-based integrated communications provider offering a full range of communications services to commercial and residential customers, while providing for a single point of contact through bundled billing services.

     On November 30, 2001, CCC Globalcom, through its wholly-owned subsidiary, Ciera Network Systems, Inc., acquired substantially all of the assets of assets of Incomnet Communications Corp (Incomnet). Incomnet is a long distance service reseller authorized to conduct business in 49 states. In addition to long distance telephone service, Incomnet offers, through a strategic partnership with Qwest, sales, high-speed Internet access and web hosting, Virtual Private Networks, Frame Relay/ATM, Internet based unified messaging, ISDN and xDSL services.

     The assets acquired included, but are not limited to:

     1. Substantially all of the fixed assets (including all machinery, equipment, furniture, fixtures, supplies and materials) owned by Incomnet;

     2. All work in process and unbilled receivables of Incomnet;

     3. All security deposits with landlord or other parties to Assumed Contracts, notes receivables and other obligations owing to Incomnet;

     4. Incomnet's Long Distance (LD) subscriber base;

     5. All customers lists and contract rights of Incomnet, including, without limitation, all written or oral letters of agency of all local and long distance customers of Incomnet;

     6. All rights possessed or utilized by Incomnet with respect to all computer hardware and computer software owned, leased, licensed or otherwise utilized by Incomnet, except for those assets specifically excluded;

     7. All rights possessed or utilized by Incomnet with respect to all existing or pending trade names, trade marks, service marks, copyrights, patents and other intellectual property and all marketing literature and other materials owned, licensed or otherwise utilized by Incomnet;

     8.  All  existing  books  and  records  of  Incomnet,   including,  without
limitation, all of the books and records relating to the Incomnet customer lists;

     9. All licenses, permits and certifications owned and/or held by Incomnet;

     10. All goodwill of Incomnet;

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     11.  Incomnet 's name,  Incomnet,  and any  derivative  thereof,  its logo, assumed name or names of Incomnet, along with any common law, state or federal trademark rights to said names(s), logos or marks;

     12. Incomnet 's interest in various assumed contracts;

     13. All web sites, URL's and domain names of Incomnet; and

     14. All cash, any rights of Incomnet to receive refunds of cash from any party, bank accounts, deposit accounts, negotiable instruments, or any kind, wherever located and property Incomnet, wherever located, except as specifically excluded.

     The purchase price for the acquired assets was approximately $ 2,500,000, payable as follows: (1) $1,750,000 cash at closing from the proceeds from a revolving line of credit from RFC Capital $ 1,750,000; and (2) a note payable for $750,000, bearing interest at 8% maturing on May 30, 2002.

Item 7. Financial Statements and Exhibits

     A. Financial Statements. As of the date of the filing of this Form 8-K filing relating to the acquisition described in Item 2, it is impractical for CCC Globalcom to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September the date this Form 8-K was filed.

     B. Exhibits.

     10.1   Asset Purchase Agreement
     10.2   Promissory Note


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15,  2001                 CCC GLOBALCOM CORPORATION


                                    By /s/   Ziad A. Hakim
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                                             Ziad A. Hakim, CEO



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